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                                                                    Exhibit 10.5

                        The Ashton Technology Group, Inc.
                                 11 Penn Center
                          1835 Market Street, Suite 420
                             Philadelphia, PA 19103

April 29, 2002

VIA:  E-Mail

Mr. Mathew Saltzman

Dear Matt:

     Reference is made to that certain Memorandum of Understanding regarding proposed Settlement between The Ashton Technology Group, Inc. ("Ashton") and Matthew Saltzman ("Saltzman") signed and acknowledged January 31, 2002 (the "Original Memorandum"). Reference is also made to that certain Memorandum of Understanding regarding proposed Settlement between Ashton and Saltzman signed and acknowledged March 18, 2002 (the "Second Memorandum"). Reference is finally made to that certain Agreement regarding proposed Settlement between Ashton and Saltzman that I attach herewith to be signed and dated by you (the "Final Agreement").

     By signing the Final Agreement and below, you, Matt, hereby acknowledge and agree that: (i) the Final Agreement documents the terms of the settlement between Ashton and Saltzman; (ii) the Final Agreement supersedes the Original and Second Memoranda and neither memorandum is of further force or effect, and
(iii) that Saltzman has received the Immediate Cash Compensation of $50,000 articulated in the Final Agreement.

                                            Sincerely,

                                               /s/ William W. Uchimoto

                                            William W. Uchimoto
                                            Executive Vice President
                                            and General Counsel

Acknowledged and Agreed to
this 29th day of April, 2002

 /s/ Matthew Saltmzan
-------------------------
Matthew Saltzman

Attachment

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Company:               The Ashton Technology Group, Inc. ("Ashton" or the
                       "Company")
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Investor:              Matthew Saltzman ("Saltzman" or the "Investor")
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Consideration:         In consideration of execution of a release and waiver of
                       all claims against the Company or any of its subsidiaries
                       or affiliates, including, without limitation, claims in
                       connection with the action captioned MATTHEW SALTZMAN and
                       THE ASHTON TECHNOLOGY GROUP, INC. re 13 116 004731 before
                       the American Arbitration Association (the "Arbitration"),
                       Saltzman shall receive the following (collectively
                       referred to as "Consideration"):
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Immediate Cash         Ashton has paid $50,000 (the "Immediate Cash
Compensation:          Compensation") by wire transfer of immediately
                       available funds to an account designated by Saltzman.
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Cash Compensation:     Ashton shall pay $100,000 (the "Cash Compensation") by
                       wire transfer of immediately available funds to an
                       account designated by Saltzman, on the day of the closing
                       of the purchase by OTSH, Inc., a Delaware corporation
                       ("OTSH") of more than fifty-one percent (51%) of the
                       Company pursuant to a definitive stock purchase agreement
                       between OTSH and the Company (the "Ashton Transaction").
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Deferred Cash          Ashton shall pay an additional $50,000 (the "Deferred
Compensation:          Cash") by wire transfer of immediately available funds
                       to an account designated by Saltzman, on or before the
                       one-year anniversary of the closing of the Ashton
                       Transaction, together with interest accruing from
                       January 30, 2002 at an annual rate of 9.00%.
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Restricted Stock:      For $1 paid by Saltzman to Ashton, Ashton shall deliver
                       400,000 unregistered shares of common stock, par value
                       $.01 per share, of the Company with piggyback
                       registration rights (the "Restricted Stock"), delivered
                       to Saltzman within ten business days of the closing of
                       the Ashton Transaction, subject to the negotiation and
                       execution of a commercially reasonable definitive stock
                       purchase or subscription agreement between Saltzman and
                       the Company.
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EMC Assurances:        Ashton, as controlling shareholder of eMC, shall assist
                       Saltzman in securing and/or receiving the assignment of
                       all right, title and interest in the contract rights
                       possessed by eMC in the Professional Services and License
                       Agreement with Qinsight Group, dated February 12, 2001.
                       Ashton also shall authorize Saltzman to negotiate
                       directly with LeMaster & Ware for acquiring rights
                       derived from the software developed by TeamVest pursuant
                       to an Operating Agreement among TeamVest, eMC and
                       e-Trustco, dated August 9, 2000, which Ashton and eMC
                       shall transfer to Saltzman.
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Potential Business     In addition, following the closing of the Ashton
Arrangement:           Transaction, the Company and Saltzman shall conduct
                       good faith discussions regarding opportunities to
                       establish a new business agreement by and between Ashton
                       and Saltzman with regards to facilitating VWAP trades for
                       Saltzman's clients on mutually acceptable terms and
                       conditions.
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EMC Shares Transfer:   In exchange for paying the Immediate Cash Compensation,
                       Cash Compensation, and Deferred Cash Compensation
                       ("Payments") to Saltzman, Saltzman shall transfer his
                       right, title and interest in all eMC shares that he owns
                       as of April 29, 2002 to Ashton after all the Payments are
                       made by Ashton to Saltzman. Additionally, as further
                       consideration to Ashton for such Payments, Saltzman's
                       options, if any, that he holds as of April 29, 2002
                       whereby Ashton and/or any Ashton affiliate company's
                       common shares are the underlying security shall be
                       automatically terminated and cancelled as of the close of
                       the Ashton Transaction.
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
Release & Waiver:            In exchange for delivering the Restricted Stock, EMC Assurances, and Potential
                             Business Arrangement Consideration, Ashton has received from Saltzman with the execution and delivery of this Memorandum of Understanding, an executed release and waiver of all claims against the Company or any of its subsidiaries or affiliates, including, without limitation, claims in connection with the
                             Arbitration.  This would constitute full settlement with regards to the
                             Investor's prior, existing and potential claims, if any, against Ashton.  If the
                             Company breaches any of its obligations under these terms for settlement, the release and waiver shall be null and void and Saltzman shall retain all his rights and remedies with regard to his claims in connection with the Arbitration, including the right to collect all attorneys fees Saltzman incurs in enforcing his rights hereunder.  Each of Saltzman and the Company shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the parties may from time to time reasonably request to facilitate the transactions contemplated herein.
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Confidentiality/             The Company and Investor agree not to disclose to any other party (other than
Publicity:                   professional advisors) without the other's consent the contents of this memorandum of understanding or that they are pursuing the same. No public announcements, press releases, or similar public statements will be made without the prior written consent of both parties.
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Notices and Stipulation:     From the date hereof through the closing of the Proposed Transaction, the Company agrees not to sell any assets without the prior written consent of Saltzman and after first giving Saltzman full disclosure reasonably in advance.  If the
                             Company is informed by OTSH that the Ashton Transaction will not close or such transaction has not closed by 5:00 p.m. est, May 6, 2002, the Company will be required to immediately execute a stipulation to any court of law designated by
                             Saltzman confirming Saltzman's Arbitration award in connection with the
                             Arbitration as a judgment of the court.

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No Inconsistent              From the date of execution of this memorandum of understanding and until termination
Actions:                     or expiration upon execution of definitive settlement agreements, the parties agree to standstill and shall take no action inconsistent with this memorandum of understanding and shall negotiate in good faith the definitive agreements contemplated herein. The "Confidentiality/Publicity" provision above shall survive the termination and expiration of this memorandum of understanding.
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The Ashton Technology Group, Inc.                    Matthew Saltzman
By:  /s/ William W. Uchimoto                         By:/s/ Matthew Saltzman
    --------------------------------                    ------------------------

Date: April 29, 2002                                 Date: April 29, 2002
      ------------------------------                      ----------------------
Name: William W. Uchimoto
Title: Executive Vice President & General Counsel

ACKNOWLEDGED and AGREED
to this 29th day of April, 2002